Delivering Sustainable Growth

EXECUTING ON OUR STRATEGY

June 15, 2015

dun & bradstreet



Forward looking statement

The contents of this presentation and our related discussion are confidential information of Dun & Bradstreet. This presentation contains estimates and projections of future results and other forward-looking statements that are subject to a number of trends, risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

For example, throughout this presentation we discuss our business strategy and certain short and long term financial and operational expectations that we believe would be achieved based upon our planned business strategy for the next several years. These expectations can only be achieved if the assumptions underlying our business strategy are fully realized – some of which we cannot control (e.g., market growth rates, macroeconomic conditions and customer preferences). As part of our annual planning process, we will review these assumptions and we intend to update these expectations from time to time as appropriate. We will continue to provide financial guidance to shareholders on an annual basis.

The trends, risks and uncertainties that may cause actual results to vary materially from those anticipated, estimated or projected are more fully described in our filings with the SEC, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the notes to the financial statements included therewith (copies of which are available on our Web site at www.dnb.com and on the SEC's web site at www.sec.gov). Except as otherwise required by federal securities laws, we do not undertake to update any forward-looking statement we may make from time to time.

Effective January 1, 2015, in addition to reporting GAAP results, the Company evaluates performance and reports on a total company basis and on a business segment level basis its results (such as revenue, operating income, operating income growth, operating margin, net income, tax rate and diluted earnings per share) on an "As Adjusted" basis. The term "As Adjusted" results refers to the following: the elimination of the effect on revenue due to purchase accounting fair value adjustments to deferred revenue; restructuring charges; other non-core gains and charges (such as gains and losses on sales of businesses, impairment charges and tax settlements); acquisition and divestiture-related fees (such as costs for bankers, legal fees, diligence costs and retention payments); and acquisition-related intangible amortization expense. A recurring component of our "As Adjusted" basis is our restructuring charges, which we believe do not reflect our underlying business performance. Such charges are variable from period to period based upon actions identified and taken during each period. Management reviews operating results on a "As Adjusted" basis on a monthly basis and establishes internal budgets and forecasts based upon such measures. Management further establishes annual and long-term compensation such as salaries, target cash bonuses and target equity compensation amounts based on performance on an "As Adjusted" basis and a significant percentage weight is placed upon performance on an "As Adjusted" basis in determining whether performance objectives have been achieved. Management believes that by reflecting these adjustments to our GAAP financial measures, business leaders are provided incentives to recommend and execute actions rather than being influenced by the potential impact one of these items can have in a particular period on their compensation. The Company adjusts for these items because they do not reflect the Company's underlying business performance and they may have a disproportionate positive or negative impact on the results of its ongoing business operations. We also monitor free cash flow as a measure of our business. We define free cash flow as net cash provided by operating activities minus capital expenditures and additions to computer software and other intangibles. Free cash flow measures our available cash flow for potential debt repayment, acquisitions, stock repurchases, dividend payments and additions to cash, cash equivalents and short-term investments. We believe free cash flow to be relevant and useful to our investors as this measure is used by our management in evaluating the funding available after supporting our ongoing business operations and our portfolio of product investments. Reconciliations between the non-GAAP financial measures used in this presentation and the most directly comparable GAAP measures can be found on the D&B Investor Relations website located at http://investor.dnb.com.

We believe that the use of our non-GAAP financial measures provides useful supplemental information to our investors. Non-GAAP results are presented only as a supplement to the financial statements presented in accordance with GAAP. The non-GAAP financial information is provided to enhance the reader's understanding of our underlying financial performance. These non-GAAP financial measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as an alternative measure of revenue, operating income, operating margin, net income, diluted EPS or net cash provided by operating activities as determined in accordance with GAAP.

Agenda

Delivering Sustainable Growth	BOB CARRIGAN
Expanding Lead in Data & Analytics	LAURA KELLY
Serving Our Customers	
Emerging Businesses	JEFF STIBEL
Global Direct Sales	MARK GENESTE
Strategic Alliances	MIKE SABIN
Customer Value Proposition	JOSH PEIREZ
Driving Total Shareholder Return	RICH VELDRAN
Summary	BOB CARRIGAN
Q&A	TEAM

BOB CARRIGAN

Delivering Sustainable Growth

The digitization of business

creates extraordinary opportunities

Executives have multiple sources of data to inform their decisions

CRM
PROCUREMENT
OPERATIONS

SOCIAL
TRANSACTIONAL
BEHAVIORAL

But they're not synchronized



The era of Mad Men

has come to an end

Marketing is rapidly moving from art to science

Technology investment is moving from the CIO to the CMO

Data and technology create new ways to engage new customers

New opportunities to find, target, and engage decision-makers

Software as a Service (SaaS) is changing the way people do their jobs

Customers demand insights embedded in their workflow

Subscription-based and available on multiple screens

On demand data

Businesses expect software and data to be where they need it, when they need it

Largest customers are focused on growth globally

Using global data to find the right vendors, partners, customers and suppliers in faraway markets

Customer need for data has no borders

Companies across the globe are looking for growth beyond their home markets

With these tailwinds in data, we see an enormous market opportunity for Dun & Bradstreet


Double Digit
MARKET GROWTH RATE
Low-Single Digit
COMMERCIAL CREDIT
$4B
SALES AND MARKETING INFO
$4B
DATA SERVICES
$4B
DIGITAL
MARKETING
COMPLIANCE
SUPPLY CHAIN
OTHER
$12B
TOTAL
$24B
CUMULATIVE MARKET SIZE

Source: Outsell, Magna Global, and TABB Group

We needed to rethink our strategy to seize the opportunity



We were too focused on looking inward

We needed to take an outside in, global approach focused on the customer

Growth Strategy Statement.

We will be one **global** company
delivering **indispensable** content
through **modern** channels
to serve new **customer** needs.

The new strategy is working: we are on track to deliver our 2015 guidance

ORGANIC REVENUE:	1% - 4%
TOTAL REVENUE:	6% - 9%
OPERATING INCOME:	Flat to 4%
EARNINGS PER SHARE:	(3%) – 1%
FREE CASH FLOW:	$255M - $285M

*Metrics are "As Adjusted"; Free Cash Flow excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations

And we expect mid-single digit organic revenue growth in 2016

ORGANIC REVENUE:	Mid-single digit
TOTAL REVENUE: INCLUDING ACQUISITIONS	High-single digit
OPERATING MARGIN:	Flat to up

We are executing on our five strategic priorities

MODERNIZE
THE BRAND

CREATE A
FORWARD-LEANING CULTURE

EXPAND LEAD IN
DATA AND ANALYTICS

MODERNIZE
DELIVERY

GLOBALIZE
THE BUSINESS

Our modernized brand supports a bigger vision for growth

Dun & Bradstreet grows the most valuable relationships in business by uncovering truth and meaning from data.

dun & bradstreet

dnb.com/brandfilm

We are building a forward-leaning culture for the best talent

OUTSIDE-IN
NIMBLE
NON-HIERARCHICAL
HIGHLY AGILE
TOP TALENT
LEADERS WHO ENGAGE
INNOVATIVE
GROW
MODERN
IMPACT ON THE WORLD
AUTHENTICALLY HUMAN
GLOBAL
COOL PLACE TO WORK
CREATIVE
HIGH-ENERGY

Expanding our lead in data and analytics



46.32 46.34 23.64
12.25 45 88.54 88.90 64.15
35.63 6 43.45 43.66 43.62
21.87 45 12.23 12.86 75.21
89.12 7 434.64 434.49 632.55
23.43 34 32.21 32.00 12.21
65.22 23.46
123.76 121.51
45.55 23.63
431.20 341.21

LAURA KELLY

Expanding Our Lead in Data & Analytics

Businesses struggle

to find truth and meaning in data

The importance of data and analytics to businesses is accelerating at an exponential rate

Creating **new business challenges**:

Disparate data silos

Conflicting sources of data

Varying degrees of accuracy on businesses and people who run them

Addressing these challenges is tougher than it seems

Less than 1% of companies worldwide are publically traded

Same or similar names

Multiple names and locations

Multiple languages and writing systems

Incorrect or incomplete information on decision-makers

Commercial data stales rapidly


!

The quality and quantity of our data are unparalleled

NON-PUBLIC INFORMATION

PROPRIETARY DATA

PUBLIC SOURCES

WORLDWIDE NETWORK

220+	1 BILLION	100K+
COUNTRIES	UPDATES ANNUALLY	QUALITY CHECKS

BREADTH CONSISTENCY ACCURACY PREDICTABILITY

Assembling the orchestra

to make sense of disparate data

D-U-N-S Number

Identity Resolution

Linkage



And the symphony begins


MANAGE RISK
REACH DECISION-MAKERS
NEW BUSINESS OPPORTUNITIES
DRIVE MARKETING CAMPAIGNS
TARGETED DIGITAL ADVERTISING
SIGNALS
CUSTOMER
IP ADDRESS
199.181.110.105
BUSINESS
D-U-N-S NUMBER

Delivering truth and meaning from the data

360 DEGREE
CUSTOMER VIEW

DATA MANAGEMENT
"CHAOS TO ORDER"

FOUNDATIONAL
ANALYTICS

BOB CARRIGAN

Delivering Sustainable Growth

We are modernizing the way we deliver data and analytics to our customers



EASY
MOBILE
CLOUD
GLOBAL

We are innovating our products to deliver a superior customer experience


dun&bradstreet
Supplier Risk Manager
Supplier Risk Manager Dashboard
Search

Including an improved, modern, cloud-based DNBi



CA
Home
Portfolio
12
Alerts
Tools
Total Companies in Workspace
13,780
Total Companies in Portfolio
12,540
Number of Unread Alerts
11
Countries Represented
5
PORTFOLIO RISK DISTRIBUTION
Overall view of risk based on the selected portfolio segment
12,540
Companies
Low Risk
Moderate Risk
High Risk
Severe Risk
Out of Business
Undetermined Risk
Failure Risk
Delinquency Risk
PAYDEX
ALERTS
Unread Alerts
11
Severe Alerts
3
Starred Alerts
9
Royal Bank of Canada
PAYDEX Dropped from 34 to 29
Yesterday
EWA Government Systems, Inc.
Financial Stress Score Percentile Dropped from 45 to 37
Yesterday
Microsoft
PAYDEX Dropped from 35 to 25
2 days ago
Apple, Inc.
Business Closure Event Filed from 1023NZ in California B...
2 days ago

Quickly adding new alliances to deliver data and analytics where our customers need it most

In the cloud

On mobile devices

Embedded in applications

In customers' own applications

Globalizing the way we do business to align with customer needs

Global organizational structure

Leveraging the Worldwide Network

Globalizing analytics



Our strategy is working; Where we invested last year, we grew


+2%
$1,200
$1,222
2013
2014
GLOBAL DIRECT SALES
+8%
$196
$212
2013
2014
ALLIANCES
-4%
$258
$248
2013
2014
NORTH AMERICA INSIDE SALES


We are re-imagining how to help emerging businesses grow

JEFF STIBEL

Emerging Businesses

Credibility Corp. created a new market by leveraging automation and embedded data


BUSINESS SERVICES
SOCIAL
DATA
CONTENT
CREDIBILITY
CORP.


CREDIBILITY
CORP.
$135M Revenue
2x Revenue Growth Since 2010
665,000 Paid & Free Customers
23 Patents
~20% EBITDA Margin
43% Lower Churn since 2010

Combining these businesses positions Dun & Bradstreet at the center of a global opportunity

>75,000
WEEKLY CONVERSATIONS WITH BUSINESSES

>400,000
WEEKLY TOUCHPOINTS WITH BUSINESSES

>700,000
PAID AND FREE CUSTOMERS

$385M
REVENUE

We will only succeed by enabling our customers to succeed


PIZZA HUT
GODFATHER'S PIZZA
LITTLE CAESAR'S
Joe's
PIZZA & PASTA
dun & bradstreet

There is no such thing as a small business

Applying our formula for success

TECHNOLOGY

SEGMENTATION

OPTIMIZATION

ECOSYSTEM

DUN & BRADSTREET EMERGING BUSINESSES

MARK GENESTE

Global Direct Sales

We have re-organized ourselves to capture the market

MARKETING

CUSTOMER SOLUTIONS

GLOBAL ACCOUNTS

STRATEGIC INDUSTRY VERTICAL ACCOUNT GROUPS

NATIONAL ACCOUNTS

SERVICE & SUPPORT

SALES EFFECTIVENESS



Aggressively moving to become a more performance-driven sales culture

RECRUITING THE BEST TALENT

CHANGING THE COMPENSATION STRUCTURE

FREEING TIME TO SELL BY REMOVING ADMINISTRATIVE TASKS

CHANGING THE CONVERSATION



- Selling up the value chain
- Speaking to pain points
- Having the ROI discussion

Enabling sales through world-class marketing to drive growth

DUN & BRADSTREET
PERSONA PROGRAM

ENABLE OUR SELLERS TO ENGAGE C-LEVEL DECISION MAKERS

GLOBAL CUSTOMER **SPOTLIGHT PROGRAM**

DEMONSTRATE THE VALUE OF PARTNERING WITH DUN & BRADSTREET

ROI PROGRAM

QUANTIFY THE ROI THAT OUR SOLUTIONS CAN DELIVER

This is nothing short of an overhaul of our sales organization

Creating a **high-performance global** sales and service organization

Building an **outside-in, forward-leaning** sales team

New **return on investment** solution-based selling approach

Real **integrated sales and marketing** organization

MIKE SABIN

Strategic Alliances and Partnerships

Seizing the opportunity created by the marriage of SaaS and DaaS

The evolution is to intelligent applications that incorporate embedded data


uberX
11:14
2
MIN
REQUEST

How we evaluate alliance partners



NEW VALUE IN THE MARKET



NEW CUSTOMERS TO DUN & BRADSTREET



NEW MARKETS FOR DUN & BRADSTREET

We are focusing our alliance strategy on areas where we can grow the fastest

GOVERNANCE, RISK, COMPLIANCE	2013-2018 Growth Rate: 13.9% Source: Research & Markets
CUSTOMER RELATIONSHIP MANAGEMENT	2012-2017 Growth Rate: 15.1% Source: Gartner
PROGRAMMATIC ADVERTISING	2012-2017 Growth Rate: 49% Source: IDC RTB Global Growth Report
CAPITAL MARKETS	2013-2015 Growth Rate: 8.4% Source: TABB Group

We are accelerating new alliances


salesforce
AUGUST 2011
Microsoft
MARCH 2013
MARCH 2014
SUGARCRM
ORACLE
SEPTEMBER 2014
Lattice
OCTOBER 2014
JANUARY 2015
KPMG
informatica
NETSUITE
MAY 2015
bluekai
ORACLE
1010 data
JUNE 2015
Adobe

JOSH PEIREZ

Customer Value Proposition

Focusing on the people in the businesses we serve

Data & Analytics



MODERN DELIVERY

CUSTOMERS




Trade Credit
LISA
Credit Manager
“I need to make the right credit decisions quickly and accurately.”
CUSTOMER NEEDS:
- Anticipate risk with up-to-date information
- Easy and accurate tracking of my customers
- Improve my response time with better workflow and quick application processing
DUN & BRADSTREET OFFERS:
- DNBi
- DBAI
- eRAM
- Credit Reports

Enterprise Risk Management

MICHAEL

Chief Financial Officer

"I need to balance risk with opportunity to drive growth."



CUSTOMER NEEDS:

- Unified, global view of my portfolio and risk position
- Improve my working capital position to invest in profitable opportunities
- Comply with new regulatory requirements
- Anticipate and respond to macroeconomic pressures

DUN & BRADSTREET OFFERS:

- D&B Direct
- D&B Compliance Solutions
- D&B Supply
- Predictive Analytics
- Alliances (KPMG, NetSuite)

Traditional Prospecting Solutions

JOHN

Sales Representative

"I need to understand my customers before I engage them."

CUSTOMER NEEDS:

- Identify the most promising new prospects
- Data and analytics that provide a 360 degree view of my customers
- Stay up-to-date on the latest news and announcements from my clients

DUN & BRADSTREET OFFERS:

- Hoovers
- MDR
- Market List Solutions


Advanced Marketing Solutions
MICHELE
Chief Marketing Officer
"I need to build relationships with my most valuable prospects and customers."
CUSTOMER NEEDS:
- Integrate and enrich internal and external data to identify hot prospects
- Optimize my digital marketing to improve the customer experience
- Insight to ensure that I deliver relevant content at the right time
DUN & BRADSTREET OFFERS:
- Optimizer (for companies)
- Optimizer for Contacts
- D&B Direct
- Marketing Analytics
- Audience Solutions
- Alliances

EMERGING BUSINESSES



NO ONE-SIZE-FITS-ALL



DUN & BRADSTREET OFFERINGS

DNBi

CREDITSIGNAL

CREDITBUILDER

HOOVERS

CREDIT REPORTS

RICH VELDRAN

Driving Total Shareholder Return

Risk management growth expectations

	2014 REVENUE / GROWTH	TARGET GROWTH	GROWTH HIGHLIGHTS
TRADE CREDIT	$791M -2%	LOW-SINGLE DIGIT	Emerging Businesses DNBi in the Cloud
OTHER ENTERPRISE RISK MANAGEMENT	$262M +11%	HIGH-SINGLE / LOW-DOUBLE DIGIT	Large, growing opportunity in supply and compliance Global and vertical account strategy New alliances
TOTAL RISK MANAGEMENT	$1,053M +1%	SUSTAINABLE LOW TO MID-SINGLE DIGIT GROWTH	

Sales and marketing growth expectations

	2014 REVENUE / GROWTH	TARGET GROWTH	GROWTH HIGHLIGHTS
TRADITIONAL PROSPECTING SOLUTIONS	$168M -5%	**LOW-SINGLE DIGIT**	Emerging Businesses Hoovers upgrade
ADVANCED MARKETING SOLUTIONS	$461M +6%	**HIGH-SINGLE / LOW-DOUBLE DIGIT**	Large, untapped market opportunity Global and vertical account strategy New and existing alliances
TOTAL SALES & MARKETING	**$629M +3%**	**SUSTAINABLE MID TO HIGH-SINGLE DIGIT GROWTH**	

Delivering sustainable growth

	2014 REVENUE IN MILLIONS	2014 GROWTH	TARGET GROWTH
TOTAL RISK MANAGEMENT	$1,053	1%	**LOW TO MID-SINGLE DIGIT**
TOTAL SALES AND MARKETING	$629	3%	**MID TO HIGH-SINGLE DIGIT**
TOTAL COMPANY	**$1,682**	**2%**	**SUSTAINABLE MID-SINGLE DIGIT**

As we grow, we plan to expand margins



SUSTAINABLE MID-SINGLE DIGIT REVENUE GROWTH
ONGOING INVESTMENT
OUR BUSINESS MODEL
~70% INCREMENTAL MARGIN
ONGOING COST EFFICIENCIES

2016: INFLECTION YEAR – MARGINS FLAT TO UP

2017: SUSTAINABLE GROWTH – TARGETING **50bp MARGIN** EXPANSION ANNUALLY

Scalable, capital-efficient model means strong free cash flow


CAPEX AS % OF TOTAL REVENUE
4%
3%
4%
3%
3%
<5%
2010
2011
2012
2013
2014
2015 AND BEYOND


FREE CASH FLOW ($M)
$249
$252
$283
$278
$262
$255-$285
2010
2011
2012
2013
2014
2015 GUIDANCE
2016 AND BEYOND

*Free Cash Flow excludes the impact of legacy tax matters and any potential regulatory fines associated with our China operations

Our cash priorities are to enable our strategy

INVEST in the business to drive organic growth

Advance our strategy through M&A

RETURN EXCESS CASH to shareholders through dividends and share repurchases

We will maintain a strong balance sheet

WE ARE COMMITTED to maintaining an investment grade credit rating

WE TARGET gross debt to adjusted EBITDA below 3X

We will use our STRONG FREE CASH FLOW to reduce debt over the next two years

Our strategy leads to sustainable shareholder value

UNIQUE ASSETS DRIVE SUSTAINABLE MID SINGLE DIGIT REVENUE GROWTH

HIGH INCREMENTAL **MARGINS** ENABLE US TO SCALE AS WE GROW

STRONG CASH GENERATION MODEL

BOB CARRIGAN

Summary

Creating significant value for shareholders


MACRO TRENDS
GROWTH OPPORTUNITIES
5-POINT GROWTH STRATEGY
SUSTAINABLE REVENUE GROWTH
HIGH INCREMENTAL MARGINS
GROWING CASH FLOWS

Thank You

dun & bradstreet

Appendix

Reconciliation of Free Cash Flow (GAAP to Non-GAAP)					
(Amount in Millions)	2014	2013	2012	2011	2010
Free Cash flow					
Net Cash Provided by Operating Activities (As Reported)	$315.5	$333.3	$357.8	$312.9	$319.4
Less					
Capital Expenditures (As Reported)	12.2	9.5	7.0	6.2	9.5
Additions to Computer Software & Other Intangibles (As Reported)	41.7	45.6	67.4	47.2	56.4
Free Cash Flow	$261.6	$278.2	$283.4	$259.5	$253.5
Legacy Tax Matters (Refund) Payment	-	-	-	(7.6)	(4.3)
Free Cash Flow Excluding Legacy Tax Matters	$261.6	$278.2	$283.4	$251.9	$249.2